UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Michael Beattie

c/o SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: December 31, 2019

Date of reporting period: June 30, 2019

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund

HAMLIN HIGH DIVIDEND EQUITY FUND

Semi-Annual Report	June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary, or, if you are a direct investor, by calling 1-855-HHD-FUND.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-855-HHD-FUND. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all Hamlin Capital Management, LLC Funds if you invest directly with the Funds.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND
JUNE 30, 2019

The Fund files its complete schedule of investments of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT within sixty days after period end. The Fund’s Forms N-Q and Form N-PORT reports are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how the Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, will be available (i) without charge, upon request, by calling 1-855-HHD-FUND and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND
JUNE 30, 2019 (Unaudited)

Dear Shareholders:

PERFORMANCE & PORTFOLIO CHANGES

The Hamlin High Dividend Equity Fund institutional class returned 3.60% for the second quarter of 2019. The S&P 500 gained 4.30% during the quarter as increasing odds of a Federal Reserve interest rate reduction trumped trade war concerns. Our performance was generally in line with the Russell 3000 Value index and the Lipper Equity Income Funds Index for the quarter. At the half year mark the fund has returned 13.47% vs. the S&P 500 index’s 18.54%. Value stocks continue to lag growth stocks. The Russell 3000 Growth Index climbed 21.41% through the end of June of this year, surpassing the Russell 3000 Value Index’s 16.05% gain. Our return year-to-date is more in line with Dow Jones U.S. Select Dividend Index’s 13.49% advance.

Within the portfolio, relative sector contributors to performance this quarter were Consumer Discretionary, Technology and Consumer Staples. Relative sector detractors were Communication Services, Financials, and Materials. The largest individual stock performance contributors were Qualcomm, H&R Block, Target, AT&T, and MDC Holdings. The weakest performers were Cinemark, Intel, Abbvie, MSC Industrial, and Verizon. During the quarter we initiated four positions in MSC Industrial, CNA Financial Corp, Keycorp, Gilead Science which offered a yield of 4.6% on cost, meaningfully above the S&P 500 Index’s 1.9% yield as of 06/30/2019. We sold ABB, Cisco and Texas Instruments.

MARKET UPDATE

At approximately 17.7x 2019 earnings, equity valuations have climbed back to the late September 2018 level from which the scary fourth quarter 19.75% stock market decline began. Multiple expansion and the market’s 18.54% year-to-date climb—the best first half since 1997—reflect prospects for Federal Reserve interest rate cuts. Investors are hopeful that the Fed can fix the inverted yield curve, engineering the proverbial soft landing and extending the economic expansion. While it has happened in the past, it sure feels odd to be contemplating multiple rate cuts with the S&P 500 Index at an all-time high. Typically, the central bankers are riding to the rescue as stocks are diving and the manufacturing sector is contracting.

It appears that investors are confident that declining corporate confidence, flatlining capital expenditures, and the related softness in the purchasing manager indices are temporary phenomena. While we think the marginally brighter prospects for sustainable trade détente could increase corporate spending, we suspect that the Powell Fed has yet to commit to meaningful rate cuts. Moreover, we aren’t convinced

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND
JUNE 30, 2019 (Unaudited)

that lower Federal Funds rates will provide the anticipated elixir. History broadly suggests that rate cuts lead to higher stock prices over the following year. From 1984-1998, each of the five rate cutting cycles were followed by 12 month returns for the S&P 500 of 14-23%. However, the last 2 rate cutting cycles were a different story. The 2001 rate cut was followed by an approximate 12% one year drop and an eventual ~41% loss from rate cut to the ultimate bottom. The 2007 cut preceded around an 18% 12-month descent and eventual ~54% plunge to the 2009 generational low. We also wonder whether starting a rate reduction cycle from a 2.5% Federal Funds rate will provide the desired outcome that the 1980’s cuts had exhibited from their towering 9.5% starting point. Are Americans really going to borrow more this fall after a potential rate cut if they cannot afford that desired asset today? Absolute rates seem low enough right now.

We still think that the sell-off in Q4 last year might have been the shot across the bow. The longer the yield curve remains inverted, the greater the chance a recession is on the investment horizon. The 10-year Treasury yield is now over 50bps below the Fed Funds rate. The smallest inversion that signalled a recession was an average -15bps inversion over a 10 week period. After extended periods (12 months) in 1989, 2000 and 2007 when Fed Funds were significantly above 10 year Treasury bond yields, recessions followed. It feels to us like the current price-to-earnings multiple and all-time high stock market has baked in a lot of good news.

While mindful of the macro-economic investment climate, we spend most of our time on security-specific research. Recall that Hamlin stocks should pay us a compensatory and growing cash return, and they should be managed by executives who demonstrate a commitment to increase future dividend payouts. We invest primarily in businesses with high dividend yields, manageable debt, attractive returns on equity, and ample free cash flow-to-dividend coverage ratios. We still think that aging Americans and their investment advisors will favor some of the very same high-income stocks that we are purchasing for for the fund, particularly in light of a sub-3% 10-year Treasury yield and today’s favorable tax treatment of qualified dividend income.

Importantly, the fund’s dividend stream is not fixed. We are happy to announce that 25 of Hamlin’s holdings announced dividend hikes thus far in 2019, with an average increase of 5.8%. This welcome action validates our research analysis and increases the fund’s cash flow. We expect our companies, on average, to increase their cash payouts faster than the rate of inflation in 2019 and beyond.

This material represents the manager’s assessment of the Fund and market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND
JUNE 30, 2019 (Unaudited)

Mutual fund investing involves risk, including possible loss of principal. A company may reduce or eliminate its dividend, causing losses to the fund. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, differences in generally accepted accounting principles, or from social, economic, or political instability in other nations.

1 S&P 500 index as of June 30, 2019 divided by current 2019 earnings estimate of approximately $166.

2 According to Goldman Sachs report “US Macroscope: Why lower interest rates may not lead to higher equity prices.”

Definition of the Comparative Index

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

The Dow Jones U.S. Select Dividend Index is a dividend yield weighted index composed of relatively high dividend paying U.S. companies.

Payout Ratio: is the proportion of earnings paid out as dividends to shareholders, typically expressed as a percentage.

Free cash flow-to-dividend coverage ratio: measures the relationship of net operating cash flow less capital expenditure to the cash required to pay a company’s dividend, and is a measure of the ability of the company to sustain its dividend payment.

P/E: The Price-to-Earnings Ratio or P/E ratio is a ratio for valuing a company that measures its current share price relative to its per-share earnings. The price-earnings ratio can be calculated as: Market Value per Share / Earnings per Share

Lipper Equity Income Fund Index consists of funds that seek relatively high current income and growth of income through investing 65% or more of their portfolio.

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. Indices are unmanaged and don not include the effect of fees. One cannot invest directly in an index.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND
JUNE 30, 2019 (Unaudited)

SECTOR WEIGHTINGS †:

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 93.5%

	Shares	Value
Communication Services — 17.5%
AT&T	959,320	$32,146,813
BCE	658,400	29,944,032
Cinemark Holdings	604,265	21,813,967
Interpublic Group of Cos	852,890	19,266,785
Verizon Communications	564,715	32,262,168

		135,433,765

Consumer Discretionary — 13.5%
Extended Stay America	874,780	14,775,034
General Motors	661,275	25,478,926
H&R Block	605,505	17,741,296
MDC Holdings	568,513	18,635,856
Target	326,550	28,282,496

		104,913,608

Consumer Staples — 5.9%
Flowers Foods	593,415	13,808,767
General Mills	172,335	9,051,034
Procter & Gamble	208,470	22,858,736

		45,718,537

Energy — 16.1%
Chevron	203,345	25,304,252
Dorchester Minerals LP (A)	235,903	4,319,384
Enterprise Products Partners LP (A)	1,139,185	32,888,271
Exxon Mobil	146,795	11,248,901
Phillips 66	203,155	19,003,118
Royal Dutch Shell ADR, Cl B	294,605	19,367,333

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND
JUNE 30, 2019 (Unaudited)

COMMON STOCK — continued

	Shares	Value
Energy— continued
Williams	450,985	$12,645,619

		124,776,878

Financials — 12.8%
CNA Financial	165,920	7,809,854
First American Financial	327,958	17,611,345
FNB	845,844	9,955,584
Invesco	556,430	11,384,558
KeyCorp	893,205	15,854,389
Old Republic International	1,027,733	23,000,664
Umpqua Holdings	822,745	13,649,339

		99,265,733

Health Care — 12.2%
AbbVie	231,980	16,869,586
Gilead Sciences	114,350	7,725,486
Pfizer	675,300	29,253,996
Roche Holding ADR	444,935	15,617,218
Sanofi ADR	579,410	25,071,071

		94,537,357

Industrials — 5.6%
Cummins	47,560	8,148,930
Eaton	239,860	19,975,541
MSC Industrial Direct, Cl A	207,215	15,387,786

		43,512,257

Information Technology — 4.5%
Intel	302,905	14,500,062
QUALCOMM	267,935	20,381,816

		34,881,878

Materials — 3.2%
LyondellBasell Industries, Cl A	134,780	11,608,601
Packaging Corp of America	142,520	13,585,007

		25,193,608

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND
JUNE 30, 2019 (Unaudited)

COMMON STOCK — continued

	Shares	Value
Real Estate — 2.2%
National Health Investors ‡	217,520	$16,973,085

TOTAL COMMON STOCK (Cost $628,758,379)		725,206,706

SHORT-TERM INVESTMENT(B) — 6.8%
SEI Daily Income Trust, Government Fund, Cl F, 2.140% (Cost $52,440,379)	52,440,379	52,440,379

TOTAL INVESTMENTS — 100.3% (Cost $681,198,758)		$777,647,085

Percentages are based on Net Assets of $775,078,831.
‡	Real Estate Investment Trust
(A)	Securities considered Master Limited Partnership. At June 30, 2019, these securities amounted to $37,207,655 or 4.8% of net assets.
(B)	The reporting rate is the 7-day effective yield as of June 30, 2019.

ADR — American Depositary Receipt

Cl — Class

LP — Limited Partnership

At June 30, 2019, all of the Fund’s investments were Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the period ended June 30, 2019, there were no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

For the period ended June 30, 2019, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND
JUNE 30, 2019 (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments, at Value (Cost $681,198,758)	$777,647,085
Dividends Receivable	1,116,779
Receivable for Capital Shares Sold	606,466
Reclaim receivable	257,612
Prepaid Expenses	26,625

Total Assets	779,654,567

Liabilities:
Payable for Capital Shares Redeemed	2,173,471
Income Distributions Payable	1,822,111
Payable due to Adviser	426,990
Payable due to Administrator	71,176
Shareholder Servicing Fees Payable (Investor Class Shares)	4,368
Distribution Fees Payable (Investor Class Shares)	2,811
Chief Compliance Officer Fees Payable	1,411
Payable due to Trustees	385
Other Accrued Expenses and Other Payables	73,013

Total Liabilities	4,575,736

Net Assets	$775,078,831

Net Assets Consist of:
Paid-in Capital	$689,482,063
Total distributable earnings	85,596,768

Net Assets	$775,078,831

Outstanding Shares of Beneficial Interest Institutional Class Shares (unlimited authorization — no par value)	34,527,423

Outstanding Shares of Beneficial Interest Investor Class Shares (unlimited authorization — no par value)	477,824

Net Asset Value, Offering and Redemption Price Per Share* Institutional Class Shares ($764,479,831 ÷ 34,527,423 shares)	$22.14

Net Asset Value, Offering and Redemption Price Per Share* Investor Class Shares ($10,599,000 ÷ 477,824 shares)	$22.18

* Redemption price per share may vary depending on the length of time Shares are held.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND
FOR THE SIX MONTHS ENDED JUNE 30, 2019 (Unaudited)

STATEMENT OF OPERATIONS

Investment Income:
Dividends	$16,420,298
Less: Foreign Taxes Withheld	(454,820)

Total Investment Income	15,965,478

Expenses:
Investment Advisory Fees	3,167,313
Administration Fees	422,215
Distribution Fees (Investor Class Shares)	13,395
Trustees’ Fees	8,320
Shareholder Servicing Fees (Investor Class Shares)	4,717
Chief Compliance Officer Fees	2,920
Transfer Agent Fees	161,839
Registration and Filing Fees	21,615
Printing Fees	16,409
Legal Fees	14,876
Custodian Fees	14,398
Audit Fees	11,576
Other Expenses	12,696

Total Expenses	3,872,289

Less:
Waiver of Investment Advisory Fees	(647,795)
Fees Paid Indirectly — (See Note 4)	(39,423)

Net Expenses	3,185,071

Net Investment Income	12,780,407

Net Realized Gain on Investments	13,355,227
Net Change in Unrealized Appreciation (Depreciation) on Investments	66,215,704

Net Realized and Unrealized Gain on Investments	79,570,931

Net Increase in Net Assets Resulting from Operations	$92,351,338

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Operations:
Net Investment Income	$12,780,407	$16,065,162
Net Realized Gain on Investments	13,355,227	18,855,923
Net Change in Unrealized Appreciation (Depreciation) on Investments	66,215,704	(93,175,977)

Net Increase (Decrease) in Net Assets Resulting From Operations	92,351,338	(58,254,892)

Distribution of Income:
Institutional Class Shares	(12,686,838)	(60,368,738)
Investor Class Shares	(157,255)	(867,761)
Return of Capital:
Institutional Class Shares	–	(646,869)
Investor Class Shares	–	(8,636)

Total Distributions	(12,844,093)	(61,892,004)

Capital Share Transactions:(1)
Institutional Class Shares:
Issued	94,062,162	147,379,710
Reinvestment of Distributions	10,864,806	53,907,238
Redeemed	(85,903,044)	(290,478,414)

Increase (Decrease) in Net Assets From Institutional Class Shares Transactions	19,023,924	(89,191,466)

Investor Class Shares:
Issued	359,054	1,859,205
Reinvestment of Distributions	156,744	874,163
Redeemed	(1,364,218)	(6,993,707)

Decrease in Net Assets From Investor Class Shares Transactions	(848,420)	(4,260,339)

Net Increase (Decrease) in Net Assets From Share Transactions	18,175,504	(93,451,805)

Total Increase (Decrease) in Net Assets	97,682,749	(213,598,701)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Net Assets:

Beginning of Period	$677,396,082	$890,994,783

End of Period	$775,078,831	$677,396,082

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND

FINANCIAL HIGHLIGHTS

		Selected Per Share Data & Ratios
		For a Share Outstanding Throughout The Period
	Six Months	Years Ended December 31,
	Ended June 30, 2019
Institutional Class Shares	(Unaudited)	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$19.84	$23.45	$21.04	$18.80	$20.38	$19.57

Income (Loss) from Investment Operations:
Net Investment Income*	0.37	0.46	0.49	0.57	0.56	0.67
Net Realized and Unrealized Gain (Loss)	2.30	(2.21)	2.60	2.24	(1.56)	1.66

Total from Investment Operations	2.67	(1.75)	3.09	2.81	(1.00)	2.33

Dividends and Distributions:
Net Investment Income	(0.37)	(0.66)	(0.50)	(0.51)	(0.52)	(0.55)
Net Realized Gains	—	(1.18)	(0.18)	—	—	(0.97)
Return of Capital	—	(0.02)	0.00(1)	(0.06)	(0.06)	—

Total Dividends and Distributions	(0.37)	(1.86)	(0.68)	(0.57)	(0.58)	(1.52)

Redemption Fees*	—	—	0.00(1)	0.00(1)	—	—

Net Asset Value, End of Period	$22.14	$19.84	$23.45	$21.04	$18.80	$20.38

Total Return†	13.47%	(7.48)%	14.81%	15.06%	(5.02)%	11.83%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$764,480	$667,124	$874,742	$462,664	$410,965	$367,849
Ratio of Expenses to Average Net Assets	0.85%††	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	1.03%††	1.19%	1.18%	1.19%	1.18%	1.20%
Ratio of Net Investment Income to Average Net Assets	3.43%††	1.99%	2.22%	2.84%	2.76%	3.20%
Portfolio Turnover Rate	13%ˆ	58%	41%	42%	44%	40%

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

††	Annualized.
ˆ	Portfolio turnover rate is for the period indicated and has not been annualized.
(1)	Amount represents less than $.01 per share.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND

FINANCIAL HIGHLIGHTS

		Selected Per Share Data & Ratios
		For a Share Outstanding Throughout The Period
	Six Months	Years Ended December 31,
	Ended June 30, 2019
Investor Class Shares	(Unaudited)	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$19.88	$23.48	$21.07	$18.83	$20.40	$19.53

Income (Loss) from Investment Operations:
Net Investment Income*	0.33	0.38	0.41	0.49	0.47	0.51
Net Realized and Unrealized Gain (Loss)	2.30	(2.21)	2.59	2.25	(1.56)	1.70

Total from Investment Operations	2.63	(1.83)	3.00	2.74	(1.09)	2.21

Dividends and Distributions:
Net Investment Income	(0.33)	(0.57)	(0.41)	(0.44)	(0.42)	(0.37)
Net Realized Gains	—	(1.18)	(0.18)	—	—	(0.97)
Return of Capital	—	(0.02)	0.00(1)	(0.06)	(0.06)	—

Total Dividends and Distributions	(0.33)	(1.77)	(0.59)	(0.50)	(0.48)	(1.34)

Redemption Fees*	—	—	—	0.00(1)	—	—

Net Asset Value, End of Period	$22.18	$19.88	$23.48	$21.07	$18.83	$20.40

Total Return†	13.25%	(7.81)%	14.33%	14.62%	(5.40)%	11.25%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$10,599	$10,272	$16,253	$17,080	$15,654	$17,895
Ratio of Expenses to Average Net Assets	1.19%††	1.38%	1.40%	1.38%	1.43%	1.50%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	1.37%††	1.57%	1.58%	1.56%	1.61%	1.70%
Ratio of Net Investment Income to Average Net Assets	3.09%††	1.64%	1.84%	2.47%	2.32%	2.46%
Portfolio Turnover Rate	13%ˆ	58%	41%	42%	44%	40%

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

††	Annualized.
ˆ	Portfolio turnover rate is for the period indicated and has not been annualized.
(1)	Amount represents less than $.01 per share.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND
JUNE 30, 2019 (Unaudited)

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 54 funds. The financial statements herein are those of the Hamlin High Dividend Equity Fund (the “Fund”). The Fund is diversified and its investment objective is to seek high current income and long-term capital gain. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on the NASDAQ Stock Market (the “NASDAQ)), the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND
JUNE 30, 2019 (Unaudited)

All investment companies held in the Fund’s portfolio are valued at the published net asset value.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of June 30, 2019, there were no securities valued in accordance with the Fair Value Procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND
JUNE 30, 2019 (Unaudited)

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the period ended June 30, 2019, there have been no significant changes to the Fund’s fair valuation methodology.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. Accordingly, no provision for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the period ended June 30, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the period ended June 30, 2019, the Fund did not recognize any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date basis for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND
JUNE 30, 2019 (Unaudited)

soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date.

Return of Capital Estimates — Distributions received from investments in master limited partnerships (“MLPs”) generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

Investments in REITs — Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Master Limited Partnerships — Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND
JUNE 30, 2019 (Unaudited)

member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. As a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would be reduced and distributions received by investors would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to investors, likely causing a reduction in the value of the Funds’ shares.

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative net assets.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the funds based on the number of funds and/or relative daily net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income semi-annually. Distributions from net realized capital gains, if any, are declared and paid annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Fund retains redemption fees of 2.00% on redemptions of capital shares held for less than 7 days. Such fees are retained by the Fund for the benefit of the remaining shareholders and are recorded as additions to fund capital. For the period ended June 30, 2019, and December 31, 2018, the Fund retained fees of $0 and $0. Such fees are retained by the Fund for the benefit of the remaining shareholders and are recorded as additions to fund capital.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND
JUNE 30, 2019 (Unaudited)

Line of Credit — The Funds entered into an agreement which enables them to participate in a $35 million unsecured committed revolving line of credit on a first come, first serve basis, with MUFG Union Bank, N.A. (the “Custodian”) which expires June 18, 2020. The proceeds from the borrowings shall be used to finance the Funds’ short-term general working capital requirements, including the funding of shareholder redemptions. Interest is charged to the Funds based on their borrowings during the year at the Custodian’s current reference rate. As of June 30, 2019, there were no borrowings outstanding.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and service providers, as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the period ended June 30, 2019, the Fund was charged $422,215 for these services.

The Fund has adopted the Distribution Plan (the “Plan”) for the Investor Class Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Fund’s average daily net assets attributable to Investor Class Shares as compensation for distribution services. The Distributor will not receive any compensation for the distribution of Institutional Class Shares of the Fund. For the period ended June 30, 2019, the Fund’s Investor Class Shares incurred $13,395 of distribution fees, an effective rate of 0.25%.

The Fund has entered into shareholder servicing agreements with third-party service providers pursuant to which the service providers provide certain shareholder services to Fund shareholders (the “Service Plan”). Under the Service

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND
JUNE 30, 2019 (Unaudited)

Plan, the Fund may pay service providers a fee at a rate of up to 0.25% annually of the average daily net assets attributable to Investor Class Shares, subject to the arrangement for provision of shareholder and administrative services. For the period ended June 30, 2019, the Fund’s Investor Class Shares incurred $4,717 of shareholder servicing fees, an effective rate of 0.09%.

MUFG Union Bank, N.A. serves as Custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. During the period ended June 30, 2019, the Fund earned cash management credits of $39,423 which were used to offset transfer agent expenses. This amount is labeled “Fees Paid Indirectly” on the Statement of Operations.

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, Hamlin Capital Management, LLC (the “Adviser”) provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 0.85% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the Institutional Class Shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.85% of the Fund’s Institutional Class Shares’ average daily net assets until April 30, 2020. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the Investor Class Shares’ total annual operating expenses (excluding 12b-1 fees, shareholder servicing fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.85% of the Fund’s Investor Class Shares’ average daily net assets until April 30, 2020. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on April 30, 2020. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the board may permit the Adviser to retain the difference between total annual operating expenses and 0.85% to recapture all

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND
JUNE 30, 2019 (Unaudited)

or a portion of its prior reductions or reimbursements made during the preceding three-year period.

As of June 30, 2019, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

Period	Subject to Repayment until June 30:	Amount
06/30/2016 – 06/30/2017	2020	$1,049,001
06/30/2017 – 06/30/2018	2021	1,539,933
06/30/2018 – 06/30/2019	2022	1,343,263

		$3,932,197

During the period ended June 30, 2019, there has been no recoupment of previously waived and reimbursed fees.

6.	Share Transactions

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended, December 31, 2018
Share Transactions:
Institutional Class Shares
Issued	4,385,917	6,399,223
Reinvestment of Distributions	490,730	2,636,554
Redeemed	(3,971,529)	(12,708,309)

Net Institutional Class Shares Capital Share Transactions	905,118	(3,672,532)

Investor Class Shares
Issued	16,752	79,882
Reinvestment of Distributions	7,067	42,798
Redeemed	(62,787)	(297,945)

Net Investor Class Shares Capital Share Transactions	(38,968)	(175,265)

Net Increase (Decrease) in Shares Outstanding From Share Transactions	866,150	(3,847,797)

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND
JUNE 30, 2019 (Unaudited)

7.	Investment Transactions:

For the period ended June 30, 2019, the Fund made purchases of $92,615,769 and sales of $91,291,518 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

8.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent, they are charged or credited to paid-in capital and undistributed earnings, in the period that the differences arise. To the extent these differences are permanent, they are charged or credited to paid-in capital and distributable loss, in the period that the differences arise.

The tax character of dividends and distributions paid during the years ended December 31, 2018 and December 31, 2017, was as follows:

Period	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total

2018	$21,470,846	$39,765,653	$655,505	$61,892,004
2017	15,996,878	9,141,913	143,042	25,281,833

As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:

Post October Losses	$(24,034,803)
Unrealized Appreciation	30,124,326

Total Distributable Earnings	$6,089,523

Post October losses represent losses realized on investment transactions from November 1, 2018 through December 31, 2018 that, in accordance with Federal

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND
JUNE 30, 2019 (Unaudited)

income tax regulations, the Funds may defer and treat as having arisen in the following fiscal year.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments (including foreign currency and derivatives, if applicable) held by the Fund at June 30, 2019 were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$681,198,758	$102,817,966	($6,369,639)	$96,448,327

9.	Concentration of Risks:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

The Hamlin High Dividend and Equity Fund invests in MLPs. MLPs are limited partnerships in which the ownership units are publicly traded.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. This price volatility is the principal risk of investing in the Fund.

Dividend Paying Stocks Risk – The Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend.

Mid-Capitalization Company Risk – The mid-capitalization companies in which the Fund may invest may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies.

Sector Risk – Given the Fund’s focus on dividend-paying securities, the Fund may, from time to time, have a greater exposure to higher dividend yield sectors and industries than the broad equity market. As a result, the value of the Fund’s shares may be especially sensitive to factors and economic risks that specifically affect those sectors. The Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. The specific risks

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND
JUNE 30, 2019 (Unaudited)

for each of the sectors in which the Fund may focus its investments include the additional risks described below:

• Financial Services - Companies in the financial services sector are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain.

• Consumer Staples - Companies in the consumer staples sector are subject to government regulation affecting their products which may negatively impact such companies’ performance. The success of food, beverage, household and personal products companies may be strongly affected by consumer interest, marketing campaigns and other factors affecting supply and demand.

• Consumer Discretionary - Companies in the consumer discretionary sector are subject to the performance of the overall international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending.

• Energy - Companies in the energy sector are subject to supply and demand, exploration and production spending, world events and economic conditions, swift price and supply fluctuations, energy conservation, the success of exploration projects, liabilities for environmental damage and general civil liabilities and tax and other governmental regulatory policies.

Value Stock Risk – The Fund pursues a value approach to investing. If the Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or perform poorly relative to other funds.

Foreign Company Risk – Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers.

REIT Risk – REITs are susceptible to the risks associated with direct ownership of real estate, such as: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation.

MLP Risk – MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND
JUNE 30, 2019 (Unaudited)

impacting that industry. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation, such as limited control of management, limited voting rights and tax risks.

10.	Other:

At June 30, 2019, 30% of Institutional Class Shares total shares outstanding were held by two record shareholders and 72% of Investor Class Shares total shares outstanding were also held by two record shareholders each owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various individual shareholders.

11.	Regulatory Matters

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to registered investment companies were mainly focused on the presentation of distributable earnings, eliminating the need to present the components of distributable earnings on a book basis in the financial statements. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately.

12.	New Accounting Pronouncements

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

13.	Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND
JUNE 30, 2019 (Unaudited)

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (January 1, 2019 to June 30, 2019).

The table on the next page illustrates your Fund’s costs in two ways:

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5%return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND
JUNE 30, 2019 (Unaudited)

DISCLOSURE OF FUND EXPENSES

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 01/01/19	Ending Account Value 06/30/19	Annualized Expense Ratios	Expenses Paid During Period*
Hamlin High Dividend Equity Fund

Actual Fund Return
Institutional Class Shares	$1,000.00	$1,134.70	0.85%	$4.50
Investor Class Shares	1,000.00	1,132.50	1.19	6.29

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.58	0.85%	$4.26
Investor Class Shares	1,000.00	1,018.89	1.19	5.96

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period.)

Hamlin High Dividend Equity Fund

PO Box 219009

Kansas City, MO 64121-9009

1-855-HHD-FUND

Adviser:

Hamlin Capital Management, LLC

640 Fifth Avenue, 6th Floor

New York, NY 10019

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave., N.W.

Washington, DC 20004

This information must be preceded or accompanied by a current prospectus for the Fund.

HCM-SA-001-0800

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: September 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: September 6, 2019

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller, and CFO

Date: September 6, 2019